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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 12, 2005
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                             SECURED SERVICES, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                 001-12536              11-2964894
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(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE         (IRS EMPLOYER
         INCORPORATION)               NUMBER)           IDENTIFICATION NO.)

                         110 WILLIAMS STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10038
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 227-9696
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS;

         (c) - (d) On September 9, 2005, at a duly called meeting of the Board of Directors of Secured Services, Inc. ("Secured") the Board (i) appointed Robert Skinner, effective as of September 12, 2005, to the position of President and Chief Executive Officer replacing Jane Dietze, who was serving as Secured's Interim Chief Executive Officer; and (ii) named him as an additional director to fill the remaining vacancy in the three directorships electable by the holders of Secured's Series B Convertible Preferred Stock. In connection with the appointment, the Board approved a compensation package for Mr. Skinner which includes a grant of stock options for 1.6 million shares of common stock and an annual base salary of $200,000 plus a performance based bonus of up to $125,000 subject to Secured achieving certain milestones. In addition, Jane Dietze was named an executive Chairman of the Board, as successor to the existing non-executive co-chairmen who will remain as members of the Board. She will continue to serve as Interim Chief Financial Officer.

         The business experience and qualifications of Robert Skinner are as follows:

         ROBERT SKINNER, 53, has more than twenty five years of senior management experience in private and publicly traded software companies. Mr. Skinner served, (i) from 2003 to 2005, as executive vice president of sales and professional services at Vastera, Inc., a public global trade management software company acquired by JPMorgan Chase Bank, NA; (ii) from 2002 to 2003, as executive vice president of worldwide sales & professional services at Icode, a developer of ERP software; (iii) from 2001 to 2002, as executive vice president of sales and services at Cysive, Inc., a public web services and software company; and (iv) from 2000 to 2001, as president and chief executive officer of High Branch Software, Inc., a developer of business to business e-commerce software. From 1992 to 2000, Mr. Skinner also was an executive at Best Software, helping to grow revenues from $10 million to $90 million, and to manage its 1997 initial public offering and subsequent acquisition by The Sage Group, plc. Mr. Skinner currently is a director of True Commerce, a venture backed software company, and is an advisor to Survivalware, an early stage software developer. Mr. Skinner received an MBA in Finance from the University of Connecticut in 1977 and a B.A. from Quinnipiac University in 1974.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Secured Services, Inc.


Dated:  September 12, 2005            By: /s/ Robert Skinner
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                                          Robert Skinner,
                                          President and Chief Executive Officer